SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)


           COMMON STOCK-FIELDCREST CANNON

          GAMCO INVESTORS, INC.
                                 3/19/97            1,000            15.7019
                                 3/20/97            2,500            15.6250
                                 3/20/97            1,000            15.5000
                                 3/19/97            4,200            15.7019
                                 3/17/97           13,300            16.1992
                                 3/12/97            2,000            15.5000






























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
              ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.


                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                           SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-FIELDCREST CV DEBT6%

          GAMCO INVESTORS, INC.
                                 3/20/97               85-           75.7500
                                 3/14/97              425-           75.0000
                                 3/14/97              425            75.0000
                                 3/13/97              425-           75.0000
                                 3/11/97              445-           74.7500






























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.
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